SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2002

AAIPHARMA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or address, if changed from last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Press Release dated January 10, 2002

Item 5. Other Events.

     On January 10, 2002, aaiPharma Inc., (the “Company”), issued a press release (the “Release”) concerning earnings guidance for the quarter and year ended December 31, 2001. The Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a) Exhibits

Exhibit 99.1 — Press release dated January 10, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2002

AAIPHARMA INC.

By: /s/ William L. Ginna, Jr. William L. Ginna, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1 —	Press release dated January 10, 2002

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